BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust (the “Fund”)

Supplement Dated May 29, 2008
to the Prospectus and Statement of Additional Information dated February 28, 2008

The following changes are made to the Fund’s Prospectus

The section entitled “Management of the Fund — BlackRock Advisors, LLC” beginning on p. 37 is revised as set forth below.

The sixth paragraph is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc., Fred K. Stuebe, Director at BlackRock, Inc., and Walter O’Connor, Managing Director at BlackRock, Inc. Each is a member of BlackRock’s municipal tax-exempt management group. Mr. Jaeckel and Mr. O’Connor are responsible for setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Stuebe is the Fund’s lead portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

The following paragraph is added to this section:

Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a portfolio manager with BlackRock or MLIM since 1989.

The following changes are made to the Fund’s Statement of Additional Information

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” beginning on p. I-11 is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Walter O’Connor, Theodore R. Jaeckel, Jr. and Fred Stuebe are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Other Funds and Accounts Managed” on p. I-12 is revised to add the following information as of March 1, 2008:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Fred K. Stuebe	10 $3,047,162,005	0 $0	0 $0	0 $0	0 $0	0 $0

The subsection entitled “Fund Ownership” on p. I-12 is revised to add the following information:

Portfolio Manager	Dollar Range

Fred Stuebe	None

Code #IM-PR/SAI-SUP-0508